UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 29, 2007

Wells Real Estate Fund VIII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-27888	58-2126618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01. Disposition of Assets

Disposition of 14079 Senlac Drive

On November 29, 2007, Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”) sold an office building containing approximately 40,000 rentable square feet and located in Farmers Branch, Texas (“14079 Senlac Drive”), to an unaffiliated third party, for a gross sales price of $5,410,200, less closing costs. Fund VIII-IX Associates is a joint venture partnership between Wells Real Estate Fund VIII, L.P. (the “Registrant”) and Wells Real Estate Fund IX, L.P.

The Registrant holds an equity interest of approximately 54.8% in Fund VIII-IX Associates, and Fund VIII-IX Associates owns 100% of 14079 Senlac Drive. As a result of the sale, the Registrant received net sale proceeds of approximately $2.8 million and was allocated a gain of approximately $1.0 million, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2007	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2007	F-3

Pro Forma Statement of Operations for the year ended December 31, 2006	F-4

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VIII, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

	By:	Wells Capital, Inc. General Partner

		By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date:  December 5, 2007

3

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2006, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2007.

The following unaudited pro forma balance sheet as of September 30, 2007 has been prepared to give effect to the November 29, 2007 sale of 14079 Senlac Drive by Fund VIII and Fund IX Associates (“Fund VIII-IX Associates”), a joint venture partnership between the Registrant and Wells Real Estate Fund IX, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2007. The Registrant holds an equity interest of approximately 54.8% in the Fund VIII-IX Associates, which owned 100% of 14079 Senlac Drive.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2007 has been prepared to give effect to the sales of the remaining outparcels of land at Tanglewood Commons (“Tanglewood Outparcels”) and 14079 Senlac Drive as if the dispositions had occurred on January 1, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared to give effect to the sales of the BellSouth Building and the Tanglewood Outparcels, (collectively, the “Prior Dispositions”) and 14079 Senlac Drive as if the dispositions had occurred on January 1, 2006. Fund VI, Fund VII, and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund VI, L.P. and Wells Real Estate Fund VII, L.P., owned 100% of the BellSouth Building and the Tanglewood Outparcels, which were sold on May 15, 2006 and January 31, 2007, respectively. The Registrant holds an equity interest of approximately 32.4% in Fund VI-VII-VIII Associates.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Dispositions and 14079 Senlac Drive had been consummated as of January 1, 2006. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2006.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2007

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$8,708,798	$(1,756,721	)(b)	$6,952,077
Cash and cash equivalents	719,103	2,798,597	(c)	3,517,700
Due from joint ventures	104,475	0		104,475
Other assets	6,279	0		6,279

Total assets	$9,538,655	$1,041,876		$10,580,531

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$23,473	$0		$23,473
Due to affiliates	11,361	0		11,361
Partnership distributions payable	135,427	0		135,427

Total liabilities	170,261	0		170,261

Partners’ capital:
Limited partners:
Class A – 2,953,079 units outstanding	8,942,901	392,174	(d)	9,335,075
Class B – 250,190 units outstanding	425,493	649,702	(d)	1,075,195
General partners	0	0		0

Total partners’ capital	9,368,394	1,041,876		10,410,270

Total liabilities and partners’ capital	$9,538,655	$1,041,876		$10,580,531

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2007.
(b)	Reflects the Registrant’s pro rata share of the basis in 14079 Senlac Drive as of September 30, 2007.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund VIII-IX Associates as a result of the sale of 14079 Senlac Drive.
(d)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 14079 Senlac Drive. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(Unaudited)

	Historical(a)	Pro Forma Adjustments				Pro Forma Total
		Tanglewood Outparcels		14079 Senlac Drive

EQUITY IN INCOME OF JOINT VENTURES	$300,024	$(27,715	)(b)	$(114,556	)(c)	$157,753

EXPENSES:
General and administrative	148,281	0		0		148,281

INTEREST AND OTHER INCOME	32,075	0		0		32,075

NET INCOME	$183,818	$(27,715)		$(114,556)		$41,547

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$464,020	$589		$(160,559)		$304,050

CLASS B LIMITED PARTNERS	$(277,943)	$(28,304)		$46,003		$(260,244)

GENERAL PARTNERS	$(2,259)	$0		$0		$(2,259)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.16	$0.00		$(0.06)		$0.10

CLASS B	$(1.11)	$(0.11)		$0.18		$(1.04)

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,952,812					2,952,812

CLASS B	250,457					250,457

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q as of September 30, 2007.
(b)

Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the Tanglewood Outparcels for the nine months ended September 30, 2007. The pro forma adjustment primarily results from gain on sale less operating expenses allocable to the Registrant.

(c)

Reflects the reduction of equity in income of Fund VIII-IX Associates earned by the Registrant related to 14079 Senlac Drive for the nine months ended September 30, 2007. This pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, and depreciation allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 14079 Senlac Drive if the transaction had occurred on January 1, 2006.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments				Pro Forma Total
		Prior Dispositions		14079 Senlac Drive

EQUITY IN INCOME OF JOINT VENTURES	$3,262,823	$(2,261,332	)(b)	$(164,344	)(d)	$844,506
		7,359	(c)

EXPENSES:
General and administrative	242,303	0		0		242,303

INTEREST AND OTHER INCOME	220,640	0		0		220,640

NET INCOME	$3,241,160	$(2,253,973)		$(164,344)		$822,843

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$2,713,239	$(1,291,503)		$(222,618)		$1,199,118

CLASS B LIMITED PARTNERS	$525,662	$(962,470)		$58,274		$(378,534)

GENERAL PARTNERS	$2,259	$0		$0		$2,259

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.92	$(0.44)		$(0.07)		$0.41

CLASS B	$2.09	$(3.83)		$0.23		$(1.51)

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,952,154					2,952,154

CLASS B	251,115					251,115

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2006.
(b)

Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the BellSouth Building for the year ended December 31, 2006. The pro forma adjustment primarily results from gain on sale, rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

(c)

Reflects an adjustment to equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to equity in loss contributed by the Tanglewood Outparcels for the year ended December 31, 2006. The pro forma adjustment primarily results from operating expenses allocable to the Registrant. The pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Tanglewood Outparcels if the transaction had occurred on January 1, 2006.

(d)

Reflects the reduction of equity in income of Fund VIII-IX Associates earned by the Registrant related to 14079 Senlac Drive for the year ended December 31, 2006. The pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, and depreciation allocable to the Registrant. The pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 14079 Senlac Drive if the transaction had occurred on January 1, 2006.

F-4